EXHIBIT 99.1

TITAN IRON ORE CORP.
STOCK OPTION PLAN

ADOPTED NOVEMBER 22, 2011

ARTICLE 1
PURPOSE

1.1           General Purpose. The purpose of this Plan is to promote the interests of the Employees, Officers, Directors and Consultants of the Company, together with the interests of the Company, by:

(a)	furnishing Employees, Officers, Directors and Consultants with an opportunity to invest in the Company in a simple and cost effective manner;

(b)	better aligning the interests of Employees, Officers, Directors and Consultants with those of the Company and its shareholders through the ownership of Common Shares of the Company.

Options granted under this Plan may, but are not required to, qualify as incentive stock options (“ISOs”) under § 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

1.2           ISO Provisions. If any Options granted under this Plan are designated as ISOs, this Plan is subject to the following requirements with respect to those Options. To the extent any other provisions of this Plan conflict with the provisions of this Section 1.2, such other provisions shall be superseded or modified as necessary to give effect to the following requirements. These provisions shall not apply to any Options that are not specifically designated as ISOs.

(a)	Options may be granted only to individuals who are employees of the Company or its Subsidiaries.

(b)
The Subscription Price (as defined herein and set out in more detail in Section 2.1) must not be less than 100% of the fair market value of the Shares on the date the Option is granted. With respect to Options granted to individuals owning more than 10% of the total combined voting power of the Company’s capital stock, the Option Price must not be less than 110% of the fair market value of the Shares on the date the Option is granted.

(c)	This Plan shall be approved by the Company’s stockholders within 12 months before or after this Plan is adopted.

(d)
The ISO portion of this Plan shall terminate upon the expiration of 10 years from the earlier of (i) the date this Plan is adopted, or (ii) the date this Plan is approved by the Company’s stockholders.

(e)
In no event may Options be exercised after the expiration of 10 years from the date of grant. With respect to Options granted to individuals owning more than 10% of the total combined voting power of the Company’s capital stock, in no event may Options be exercised after the expiration of five years from the date of grant.

(f)
Options may not be transferred by the Option holder during his or her lifetime by law (e.g., divorce or otherwise). However, upon an Option holder’s death, Options may be transferred to his or her named beneficiaries under his or her will, or to his or her heirs according to state law.

(g)
The value of Shares that may be exercised in any one year by an Option holder may not exceed $100,000, based on the fair market value of the Stock on the date of grant. To the extent an Option holder exercises Options in any one year with respect to which the value of Shares exceeds $100,000, that part of the Option attributable to the excess shall be treated as a non-qualified Option (a “Non-Qualified Option”) and shall be governed by the other provisions of this Plan.

ARTICLE 2
DEFINITIONS AND INTERPRETATIONS

2.1           Definitions.  In this Plan, unless the context otherwise requires:

(a)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified;

(b)
“Associate” the term associate, when used to indicate a relationship with any person, means (1) a corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its parents or subsidiaries;

(c)	“Board of Directors” means the board of directors of the Company as constituted from time to time;

(d)	“Consultant” shall have the meaning attributed to it in Exchange Policy 4.4;

(e)	“Company” means Titan Iron Ore Corp. and its successors;

(f)	“Designated Subsidiary” means a Subsidiary of the Company, which has not been excluded by the Board of Directors from participating in this Plan;

(g)	“Director” shall have the meaning attributed to it in Exchange Policy 4.4;

(h)
“Disability” means a physical or mental incapacity of a nature which the Plan Committee has determined prevents or would prevent the Employee from satisfactorily performing the duties of his or her position with the Company or any of its Designated Subsidiaries;

(i)
“Disinterested Shareholder Approval” means, if the Company is decreasing the exercise price of stock options previously granted to Insiders, approval by a majority of the votes cast by all members at the members’ meeting called for such purpose excluding the votes attaching to shares beneficially owned by Insiders to whom Options may be granted under the Plan and their Associates.  For purposes of such meeting, holders of non-voting and subordinate voting shares must be given full voting rights on the matter.

(j)
“Eligible Individual” shall mean an employee, director, consultant or independent contractor of the Company or any Parent or Subsidiary, who is designated by the Board of Directors as being eligible to participate in this Plan.

(k)
“Employee” means an individual who is considered an employee of the Company or a Designated Subsidiary of the Company under applicable tax laws, rules and regulations, or the rules and Policies of if applicable, the Exchange, or an individual who works full or part time on a regular basis for the Company or a Designated Subsidiary of the Company providing services normally provided by an employee and subject to the same control and direction by the Company or the Designated Subsidiary regarding details and methods of work as an employee, and, for purposes of this Plan, shall include a Consultant, a director of the Company or a Designated Subsidiary and an officer of the Company or a Designated Subsidiary;

(l)
“Exchange” means the TSX Venture Exchange or such other stock exchange or exchanges or other trading facility or system on which the Shares of the Company may be listed or traded and if the Shares are listed or traded on more than one exchange, facility or system, for purposes of determining Market Value, “Exchange” means such exchange, facility or system on which the largest volume of trading has occurred on the relevant date or within the relevant period;

(m)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(n)	“Grant” means the grant of an Option to an Officer, Director, Employee, Management Company Employee or Consultant in accordance with Article 7 hereof;

(o)	“Insider” means:

(i)	a Director or an officer of the Company,

(ii)	a Director or an officer of a person that is itself an insider or a subsidiary of the Company,

(iii)	a person that has

A.	beneficial ownership of, or control or direction over, directly or indirectly, or

B.	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of the Company carrying more than 10% of the voting rights attached to all of the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution,

(iv)	the Company, to the extent that it has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security,

(v)	a person designated as an Insider in an order made by a regulatory authority having jurisdiction over the Company, or

(vi)	an Associate of any person who is an Insider by virtue of this definition;

(p)	IRS” means the Internal Revenue Service which administers the Code in the United States.

(q)
“Management Company Employee” means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in investor relations activities;

(r)	“Market Value” of a Share means the closing trading price for the Shares on the OTC Bulletin Board or if applicable, the Exchange on the last trading day immediately prior to the date of the Grant;

(s)
“Option” means an option granted to an Employee, Management Company Employee, officer, Director or Consultant pursuant to Article 8 hereof to purchase a prescribed number of Shares from treasury, subject to such terms and conditions as may be determined by the Board of Directors and as evidenced by an Option Agreement;

(t)	“Option Agreement” means the written agreement entered into between the Company and the Option grantee evidencing an Option granted hereunder and setting out the terms and conditions of such Option;

(u)	“Option Period” means the period during which an Option may be exercisable;

(v)	“Plan” means this Stock Option Plan as the same may be amended, supplemented, modified or restated and in effect from time to time;

(w)	“Plan Committee” means

(i)
the committee of the Board of Directors, comprised of not less than three directors, that has been authorized and appointed by the Board of Directors from time to time to administer this Plan and, if no such committee has been authorized or appointed, the Board of Directors itself; and

(ii)
if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting membership of the Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

(x)	“Reserved for Issuance” means Shares which may be issued in the future upon the exercise of Options granted under this Plan;

(y)	“Shares” means the common shares without par value in the capital of the Company, subject to adjustment as set out in Article 10 hereof;

(z)	“Subscription Price” means the price per Share at which Shares may be purchased upon exercise of an Option; and

(aa)	“Subsidiary” means a company that is controlled by another company.

2.2           Interpretation.  In this Plan, unless the context otherwise requires, the masculine gender includes the feminine gender and the singular includes the plural and vice versa.

ARTICLE 3
ADMINISTRATION

3.1           Administration of the Plan.  This Plan shall be administered by the Plan Committee.

3.2           Plan Committee Action.  Subject to the provisions of this Plan, the Plan Committee may make such determinations under, interpretation of, take such steps and actions in connection with and establish such rules and regulations concerning this Plan or any Grants pursuant to this Plan as it may consider necessary or advisable including, but not limited to, calculating and determine the Subscription Price of Options to be granted hereunder and issuance of Shares upon the exercise thereof.

3.3           Plan Committee Decisions Binding.  All questions arising as to the interpretation of this Plan or any Grants hereunder shall be determined by the Plan Committee from time to time, and any such determination will, absent manifest error, be final, binding and conclusive for all purposes.

ARTICLE 4
LIMITATIONS ON GRANTS OF OPTIONS UNDER THIS PLAN

4.1           Plan Committee to Establish Criteria.  The Plan Committee may establish such criteria and policies as it may consider fit for designating persons who may be eligible to receive and to whom Options may be granted hereunder.

4.2           Limitation on Grants.  Subject to the provisions hereof, the following terms and conditions shall apply to all Options granted under this Plan:

(a)	a majority of the Shares Reserved for Issuance under this Plan may be reserved for Options to Insiders of the Company;

(b)
unless the Company has obtained all required regulatory approvals, including approval of the Exchange, if required and, if required by law or if applicable, the Exchange, approval of the shareholders of the Company if required, to permit otherwise:

(i)
the number of Shares Reserved for Issuance pursuant to this Plan together with all of the Shares reserved with respect to the Company’s other previously established stock option plans or grants may not at any time exceed 9,947,400 Shares;

(ii)	in any twelve-month period:

A.
the number of Shares issued in that period to Insiders pursuant to this Plan, together with the Company’s other previously established stock option plans or other security based compensation arrangements, shall not exceed 10% of the issued Shares; and

B.
the number of Shares issuable to Insiders pursuant to this Plan, together with the Company’s other previously established stock option plans or other security based compensation arrangements, shall not exceed 10% of the issued Shares at any time;

(iii)
in any twelve-month period, the number of Shares represented by Grants in that period to any one person and such person’s Associates pursuant to this Plan, together with the number of Shares represented by all options granted in that period to such person and such person’s Associates with respect to all of the Company’s other previously established stock option plans or grants shall not exceed 5% of the issued Shares;

(iv)
in any twelve-month period, the number of Shares represented by Grants in that period to any one Consultant pursuant to this Plan, together with the number of Shares represented by all options granted in that period to such Consultant with respect to all of the Company’s other previously established stock option plans or grants shall not exceed 2% of the issued Shares;

(v)
in any twelve-month period, the number of Shares represented by Grants in that period pursuant to this Plan to all persons conducting investor relations activities, and/or the Associates of such persons conducting investor relations activities, together with the number of Shares represented by all options granted in that period to such persons and their Associates with respect to all of the Company’s other previously established stock option plans or grants, shall not exceed 2% of the issued Shares; and

(vi)
all options granted to Consultants and/or their Associates performing investor relations activities on behalf of the Company must be subject to vesting provisions which shall provide that the granted options will vest in stages over a period of time which shall not be less than twelve months with each stage not being less than three months with no more than one quarter of the granted options vesting in any three month period.

ARTICLE 5
MAXIMUM NUMBER OF SHARES

5.1           Shares Subject to this Plan.  The maximum number of Shares Reserved for Issuance upon exercise of Options granted pursuant to the provisions of this Plan at any time shall not exceed 9,947,400 common shares of the Company less any Shares required to be reserved with respect to any other options granted prior to the adoption and implementation of this Plan.  If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again been available for the purpose of this Plan.  Any Options exercised shall not again be available for the purpose of this Plan.

ARTICLE 6
VESTING

6.1           Vesting Provisions.  Unless approved by or permitted by the rules and regulations of if applicable, the Exchange, and approved by the Plan Committee, any Options granted under the Plan shall vest and may be exercisable as follows:

(a)	25% of the Options shall vest in and be exercisable six (6) months from the date of grant;

(b)	25% of the Options shall vest in and be exercisable nine (9) months from the date of grant;

(c)	25% of the Options shall vest in and be exercisable twelve (12) months from the date of grant; and

(d)	25% of the Options shall vest in and be exercisable eighteen (18) months from the date of grant.

ARTICLE 7
TERMS AND CONDITIONS OF GRANTS

7.1           Terms and Conditions of Grants.  Subject to the provisions of this Plan, the Plan Committee shall, in its sole discretion and from time to time, determine the identity of persons to whom Grants shall be made, the number of Shares subject to such Grants, the Subscription Price therefor, the date on which Grants are to be made and the Option Period.  The Plan Committee may also:

(a)	determine, in connection with any Grant, any vesting, performance or other conditions which must be satisfied before an Option is exercisable;

(b)	approve the form or forms of and enter into Option Agreements with respect to any Grant; and

(c)	determine such other terms and conditions (which need not be identical) of any Options granted hereunder.

ARTICLE 8
OPTION AGREEMENTS

8.1           Option Agreements. Each Option covered by a Grant shall be evidenced by a written Option Agreement between the Company and the Option grantee, such agreement to contain such terms and conditions, not inconsistent with provisions of this Plan, as may be established by the Plan Committee, and which terms and conditions shall include the following:

(a)	the Subscription Price in respect of any Option shall not be less than:

(i)	the Market Value of the Shares with respect to such Grant less any discount permitted by the policies of if applicable, the Exchange; or

(ii)
except as provided in Section 1.2, the Subscription Price shall be determined by the Board of Directors, which price may be more or less than the fair market value of a Share at the time the Option is granted; provided, however, the Subscription Price may not be less than 50% of the fair market value of a Share on the date the Option is granted; and any Option that has a purchase price that is less than the fair market value of a Share at the time the Option is granted (a “Discounted Option”) shall be subject to the restrictions set forth in Article 12 of this Plan. The “fair market value” of Shares shall be determined in accordance with Code Section 409A and Treasury Regulation Section 1.409A -1(b)(5)(iv) promulgated under the Code, or as amended.

(b)	the Option Period shall not exceed ten (10) years from the date of Grant and no Option may be exercised upon the expiry of the Option Period applicable thereto;

(c)	unless otherwise set out in the Option Agreement or this Plan with respect to any particular Grant, Options shall be exercisable at any time and from time to time after they are vested;

(d)
except as set out in Article 9, no Option may be exercised unless the person exercising the Option is, at the time of such exercise, an officer, Director, Employee, Consultant or management company employee (as that term is defined by if applicable, the Exchange) who has been continuously employed, elected, appointed or engaged by the Company or a Designated Subsidiary, as the case may be, since the date of the Grant provided that absence on leave with the approval of the Company or Designated Subsidiary or a change in duties or position of the grantee shall not constitute an interruption of employment for purposes of this Plan;

(e)
for Options granted to Employees, management company employees and Consultants, a representation and warranty by the Company that the optionee is a bona fide Employee, management company employee or Consultant, as the case may be;

(f)
the issuance of Shares upon the exercise of any Option shall be contingent upon satisfaction by the Employee of the terms and conditions of the Option Agreement (or other written agreement) and receipt in full by the Company of the Subscription Price for the number of Shares in respect of which the Option is being exercised in cash, by cheque, certified cheque, bank draft, wire transfer or any combination thereof;

(g)	the Option may not be assigned or transferred and shall be exercisable only by the Employee or the Employee’s legal guardian or legal representative; and

(h)
any amendment to the Option subsequent to its Grant, where the optionee is an Insider of the Company or an Affiliate of an Insider of the Company at the time of the amendment, and where such amendment has the effect of reducing the exercise price of the Option, before becoming effective, must first receive Disinterested Shareholder Approval.

ARTICLE 9
TERMINATION OF EMPLOYMENT

9.1           Termination Due to Death.  All agreements representing Grants pursuant to this Plan shall provide that in the event of the death of an option holder, the heirs, executors or other legal representatives of the deceased may exercise any Option granted to such deceased Option holder, to the extent such option was exercisable by the Option holder at the date of his death, for a period of one year following the date of death.

9.2           Termination For Other Reasons. All agreements representing Grants pursuant to this Plan shall provide that in the event a grantee’s employment with or other engagement by the Company or any Designated Subsidiary ceases or is terminated for any reason other than death, the Option shall terminate on a date determined by the Plan Committee at the time of the Grant, but in no event later than (a) the date of termination if the termination is for “cause”, (b) ninety days following the date of termination if the termination is other than for “cause”, or thirty days, if the Option holder was engaged in investor relations activities.

9.3           No Right to Continued Employment.  This Plan shall not confer upon any person any right with respect to their employment or continued employment or engagement by the Company or any Designated Subsidiary nor shall it interfere in any way with the right of the Company or such Designated Subsidiary to terminate any engagement with any Option holder at any time.

ARTICLE 10
ADJUSTMENT OR ALTERATION OF SHARE CAPITAL

10.1           Subdivision, Consolidation etc.  In the event of a subdivision or consolidation of the outstanding Shares or the payment of a stock dividend thereon, the number of Shares reserved or authorized to be reserved under this Plan, the number of Shares issuable on the exercise of an Option and the Subscription Price therefor shall be increased or reduced proportionately and such other adjustments shall be made as may be deemed necessary or equitable by the Plan Committee.

10.2           Capital Reorganization, Merger etc.  In the event of any reclassification, redesignation, change or other capital reorganization of the outstanding Shares (other than as set out in Section 10.1 above) or if the Company amalgamates, consolidates with or mergers with or into another body corporate, whether by way of amalgamation, statutory arrangement or otherwise (the right to do so being hereby expressly reserved), then upon the exercise of an Option, the Option holder shall be entitled to receive and shall accept in lieu of the number of Shares he or she would otherwise be entitled to, such number or amount of Shares securities, property or cash which the Option holder would have received upon such reclassification, redesignation, change or capital reorganization or amalgamation, consolidation or merger as determined by the Plan Committee as being equitable in the circumstances, as if the Option holder had exercised his or her Option immediately prior to the effective date thereof and in connection therewith the Subscription Price may be adjusted as may be deemed equitable by the Plan Committee in the circumstances.

10.3           Other Changes in Capital.  In the event of any other change affecting the Shares, such adjustment, if any, shall be made as may be deemed equitable by the Plan Committee in the circumstances.

10.4           No Fractional Shares.  No adjustment provided in this Article 10 shall require the Company to issue a fractional Share and the total adjustment with respect to any Option shall be limited accordingly.

10.5           No Adjustment for Cash Dividends or Rights Offerings.  No adjustment to any Option shall be made pursuant to this Article 10 in respect of the payment of any cash dividend or in respect of the distribution of any other rights where the record date for such distribution is prior to the date of issuance of any Shares upon the exercise of any Option.

ARTICLE 11
AMENDMENT AND TERMINATION

11.1           Amendment, Suspension or Termination of this Plan.  The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time in accordance with applicable legislation and subject to required approval.  No such amendment, suspension or termination shall materially alter or impair any Options or any rights pursuant thereto granted previously to any Option holder without the consent of such Option holder.  If the Plan is terminated, the provisions of the Plan and any administrative guidelines an other rules and regulations adopted by the Board of Directors and in force at the time of the termination of the Plan shall continue in effect during such time as any Option or any rights pursuant thereto remain outstanding.

11.2           Effect of Termination of Plan.  No action by the Board of Directors to terminate this Plan pursuant to this Article 11 shall affect Grants which became effective pursuant to this Plan prior to such action.

11.3           Amendment, Modification or Termination of Options.  The Board of Directors may, with the consent of the affected holders, amend or modify any outstanding Option in any manner to the extent that the Board of Directors would have had the authority to initially grant such award as so modified or amended, including without limitation, to change the date or dates as of which an Option becomes exercisable, subject to any required approvals.

ARTICLE 12
ADDITIONAL RESTRICTIONS APPLICABLE TO DISCOUNTED OPTIONS

Notwithstanding any provisions of this Plan to the contrary, with respect to any Discounted Option (as defined in Section 8.1(a) of this Plan), the following shall apply:

12.1           Discounted Options shall be exercisable only upon the date set forth in the Eligible Individual’s Non-Qualified Option agreement (or within the seventy-five (75) day period immediately following such date) or, if earlier, upon the first of the following to occur: (a) a change of control event, (b) a liquidation, dissolution, merger or consolidation described in 10.2 above, (c) the Eligible Individual’s death, or (d) the Eligible Individual’s separation from service (each subject to the applicable restrictions of this Plan and the Eligible Individual’s Option agreement);

12.2           In no event will any Discounted Option be exercisable later than two and one-half months after the end of the year in which it becomes exercisable, and Discounted Options not exercised within such period of time shall lapse;

12.3           Any amendment of the Eligible Individual’s Non-Qualified Stock agreement that has the effect of accelerating the fixed exercise date shall be null and void;

12.4           Any amendment of the Eligible Individual’s Non-Qualified Stock agreement to postpone the fixed exercise date to a later date shall be null and void unless (i) the new exercise date is at least five years later than the original exercise date, (ii) such amendment is made at least 12 months prior to the original exercise date, and (iii) the amendment is not effective for at least 12 months after the amendment is executed;

12.5           In the event the Board of Directors desires to terminate this Plan at any time when Discounted Options are outstanding, the Board of Directors shall only be permitted to terminate this Plan to the extent permitted under, and in accordance with, Section 409A of the Code.

12.6           A Eligible Individual’s right (pursuant to 10.2 of this Plan) to exercise a Discounted Option upon the dissolution or liquidation of the Company, or upon the merger or consolidation in which the Company is not the surviving corporation, shall be limited to those circumstances which constitute a “change of control” under Code Section 409A(a)(2)(A)(v) of the Code and IRS Notice 2005-1 (or any subsequent regulations or other IRS guidance regarding the definition of “change of control” for purposes of Section 409A of the Code); and

12.7           If the Eligible Individual is a “key employee” of the Company (as defined in Code Section 416(i), without regard to paragraph 12.5 thereof) and if any of the Company’s Shares are publicly traded on an established securities market or otherwise, then any exercise of a Discounted Option on account of the Eligible Individual’s termination of employment of this Plan cannot take place before the date which is six months after the date of the Eligible Individual’s termination of employment.

ARTICLE 13
REGULATORY APPROVAL AND APPLICABLE LAWS

13.1           Compliance With Applicable Laws.  Notwithstanding anything herein to the contrary, the Company shall not be obliged to cause any Shares to be issued or certificates evidencing Shares to be delivered pursuant to this Plan, where issuance and delivery is not, or would result in the Company not being, in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of if applicable, the Exchange if required.

13.2           No Obligation to File Prospectus.  The Company shall not be liable to compensate any Option holder and in no event shall it be obliged to take any action, including the filing of any prospectus, registration statement or similar document, in order to permit the issuance and delivery of any Shares upon the exercise of any Option in order to comply with any applicable laws, regulations, rules, orders or requirements.

13.3           Condition to Issue of Shares.  The Plan Committee may require, as a condition of the issuance and delivery of such Shares or certificates upon the exercise of any Option and in order to ensure compliance with any applicable laws, regulations, rules, orders and requirements, that the Option holder or the holder’s heirs, executors or other legal representatives, as applicable, make such covenants, agreements and representations as the Plan Committee may deem necessary or desirable.

ARTICLE 14
GENERAL

14.1           Rights of Shareholders.  An Option holder entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or to have rights as, a shareholder of the Company upon such exercise, except to the extent a share certificate is issued therefor and then only from the date such certificate has been issued.

14.2           Withholding or Deductions of Taxes.  The Company may deduct, withhold, or require an Option holder, as a condition of exercise of an Option, to withhold, pay or reimburse any taxes or similar charges, which are required to be paid or withheld in connection with the exercise of any Option.

14.3           No Representation or Warranty.  The Company makes no representation or warranty as to the future value of any Shares issued in accordance with the provision of this Plan.

14.4           Compliance With Applicable Law, Etc. If any provision of this Plan or any Option Agreement or other agreement entered into pursuant to this Plan contravenes any applicable law, rule, regulation or order, or any policy, by-law or regulation of any regulatory body or Exchange having authority over the Company, this Plan or the Option holder, such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith, provided, however, that the Company shall not be responsible to pay and shall not incur any penalty, liability or further obligation in connection therewith.  Subject to compliance with applicable securities legislation, and the policy, by-law or regulation of any Exchange, a Grant may be made pursuant to this Plan prior to the receipt of all necessary approvals required by such Exchange provided that the Option Agreement (or other written agreement) evidencing such Grant specifies that such Option may not be exercised, in whole or in part, unless such approvals are received.

14.5           Governing Law.  This Plan will be governed by and construed in accordance with the laws of the State of Arizona.